AMENDED AND RESTATED TASTY BAKING COMPANY
2006 LONG TERM INCENTIVE PLAN

ARTICLE 1
PURPOSE

1.1           GENERAL.  The purpose of the Amended and Restated Tasty Baking Company 2006 Long Term Incentive Plan (the “Plan”) is to promote the success and enhance the value of Tasty Baking Company (the “Company”) by linking the personal interests of the members of the Board and its employees, officers and executives to those of Company shareholders and by providing such individuals with an incentive for outstanding performance in order to generate superior returns to shareholders of the Company.  The Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of members of the Board, employees, officers, and executives of, and consultants and advisors to, the Company upon whose judgment, interest, and special effort the successful conduct of the Company’s operation is largely dependent.  For purposes of this Plan, “Company” shall be deemed to include subsidiaries of Tasty Baking Company, unless the context requires otherwise.

ARTICLE 2
EFFECTIVE DATE AND TERM

2.1           EFFECTIVE DATE.  The Plan was originally effective as of March 24, 2006, the date it was approved by the Board (the “Effective Date”), and was approved by the Company’s shareholders on May 11, 2006.  The Plan, as hereby amended and restated, shall be effective as of the date it is approved by the Company’s shareholders.  If the shareholders fail to approve the Plan as hereby amended and restated, the Plan shall continue in the form originally adopted.

2.2           TERM.  Unless sooner terminated by the Board, the Plan shall terminate on the tenth (10th) anniversary of the Effective Date, and no Awards may be granted under the Plan thereafter.  The termination of the Plan shall not affect any Award that is outstanding on the termination date, without the consent of the Participant.

ARTICLE 3
DEFINITIONS AND CONSTRUCTION

3.1           DEFINITIONS.  When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Sections 1.1 or 2.1 unless a clearly different meaning is required by the context.  The following words and phrases shall have the following meanings:

(a)           “Award” means any Option, Stock Appreciation Right, Restricted Stock Award, Unrestricted Stock Award, Performance Share Award or Performance-Based Award granted to a Participant under the Plan.

(b)           “Award Agreement” means a writing, in such form as the Committee in its discretion shall prescribe, evidencing an Award.

(c)           “Board” means the Board of Directors of the Company.

(d)           “Cause” means (except as otherwise provided in an Award Agreement) if the Committee, in its reasonable and good faith discretion, determines that the Participant (i) fails to substantially perform his duties (other than as a result of Disability), after the Board or the executive to whom the Participant reports delivers to the Participant a written demand for substantial performance that specifically identifies the manner in which the Participant has not substantially performed his duties;  (ii) engages in dishonesty, willful misconduct or gross negligence that is materially injurious to the Company;

(iii) breaches his duty of loyalty to the Company; (iv) has removed without authorization from the premises of the Company a document (of any media or form) relating to the Company or the customers of the Company; or (v) has committed a felony or a serious crime involving moral turpitude.  Any rights the Company may have hereunder in respect of the events giving rise to Cause shall be in addition to the rights the Company may have under any other agreement with the Participant or at law or in equity.  If, subsequent to a Participant’s termination of employment or services, it is discovered that such Participant’s employment or services could have been terminated for Cause, the Participant’s employment or services shall, at the election of the Board, in its sole discretion, be deemed to have been terminated for Cause retroactively to the date the events giving rise to Cause occurred.

(e)           “Change of Control” shall mean the occurrence of any of the following events: (i) any change of control of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A or Item 5.01 of Form 8-K promulgated under the Exchange Act (or any successor provisions thereto); (ii) the acquisition by any person or group of beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of thirty percent (30%) or more of the combined voting power of the Company’s outstanding securities then entitled to vote generally in the election of directors, excluding however acquisitions by the Company or any of its subsidiaries, or any employee benefit plan sponsored or maintained by the Company, or by a corporation pursuant to a reorganization, merger, consolidation, division or issuance of securities if the conditions described in clauses (v)(A) and (B) below are satisfied; (iii) individuals who constitute the Board as of the date hereof (“Incumbent Board”), cease for any reason to constitute at least a majority of the Board during any twenty-four (24) month period; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or  nomination for election by the Company’s shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding for this purpose any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; (iv) the Board shall approve the sale of all or substantially all of the assets of the Company or recommend the adoption of a plan of complete liquidation or dissolution of the Company; or (v) upon consummation of a reorganization, merger, consolidation, division, or issuance of securities, in each case unless following such transaction (A) not less than sixty percent (60%) of the outstanding equity securities of the corporation resulting from or surviving such transaction and of the combined voting power of the outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned by the holders of the Stock immediately prior to such transaction in substantially the same proportions as their ownership immediately prior to such transaction, and (B) at least a majority of the members of the board of directors of the resulting or surviving corporation were members of the Incumbent Board.

(f)           “Code” means the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

(g)           “Committee” means the committee of the Board described in Article 4.

(h)           “Covered Employee” means an Employee who is a “covered employee” within the meaning of Section 162(m) of the Code.

(i)           “Disability” shall mean, with respect to a Participant, any medically determinable physical or mental impairment that causes the Participant to be unable to engage in any substantial gainful activity and which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months.  The Committee shall require such medical or other evidence as it deems necessary to judge the nature and permanency of the Participant’s condition.

(j)           “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder.

(k)           “Fair Market Value” means, as of any given date, the fair market value of Stock on a particular date determined by such methods or procedures as may be established from time to time by the Committee.  Unless otherwise determined by the Committee, the fair market value of Stock as of any date shall be the closing price for the Stock as reported on the NASDAQ Global Market (or on any national securities exchange or stock market on which the Stock is then listed) for that date or, if no closing price is reported for that date, the closing price on the next preceding date for which a closing price was reported.

(l)           “Incentive Stock Option” means an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

(m)           “Non-Employee Director” means a member of the Board who qualifies as a “Non-Employee Director” as defined in Rule 16b-3(b)(3) under the Exchange Act, or any successor definition adopted by the Board.

(n)           “Non-Qualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.

(o)            “Option” means a right granted to a Participant under Article 7 of the Plan to purchase Stock at a specified price during specified time periods.  An Option may be either an Incentive Stock Option or a Non-Qualified Stock Option.

(p)           “Participant” means a person who, as a member of the Board, an employee, officer, or executive of, or consultant or advisor providing services to, the Company, has been granted an Award under the Plan.

(q)           “Performance-Based Awards” means the Performance Share Awards and Stock Awards granted to selected Covered Employees pursuant to Articles 9 and 10, but which are subject to the terms and conditions set forth in Article 11.  All Performance-Based Awards are intended to qualify as “performance-based compensation” under Section 162(m) of the Code.

(r)           “Performance Criteria” means the criteria that the Committee selects for purposes of establishing the Performance Goal or Performance Goals for a Participant for a Performance Period.  The Performance Criteria that will be used to establish Performance Goals may include one or more of the following:  pre- or after-tax net earnings, sales growth, operating earnings, earnings before interest, taxes, depreciation and amortization, with or without adjustments for non-recurring items or otherwise (“EBITDA”), operating cash flow, working capital, return on net assets, return on stockholders’ equity, return on assets, return on capital, Stock price growth, stockholder returns, gross or net profit margin, earnings per share, price per share of Stock, market share and achievement of specified operational or strategic goals, any of which may be measured either in absolute terms or as compared to any incremental increase or as compared to results of a peer group.

(s)           “Performance Goals” means, for a Performance Period, the goals established in writing by the Committee for the Performance Period based upon the Performance Criteria.  Depending on the Performance Criteria used to establish such Performance Goals, the Performance Goals may be expressed in terms of overall Company performance or the performance of a division, business unit, or an individual.

(t)           “Performance Period” means the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to, and the payment of, a Performance-Based Award.

(u)           “Performance Share” means a right granted to a Participant under Article 9, to receive cash, Stock, or other Awards, the payment of which is contingent upon achieving certain performance goals established by the Committee.

(v)           “Plan” means the Tasty Baking Company 2006 Long Term Incentive Plan, as amended from time to time.

(w)           “Restricted Stock Award” means Stock granted to a Participant under Article 10 that is subject to certain restrictions and to risk of forfeiture.

(x)           “Stock” means the common stock of the Company and such other securities of the Company that may be substituted for Stock pursuant to Article 13.

(y)           “Stock Appreciation Right” or “SAR” means a right granted to a Participant under Article 8 to receive a payment equal to the difference between the Fair Market Value of a share of Stock as of the date of exercise of the SAR over the grant price of the SAR, all as determined pursuant to Article 8.

(z)           “Stock Award” means a Restricted Stock Award or an Unrestricted Stock Award.

(aa)           “Unrestricted Stock Award” means Stock granted to a Participant under Article 10 that is not subject to restrictions or a risk of forfeiture.

ARTICLE 4
ADMINISTRATION

4.1           COMMITTEE.  The Plan shall be administered by a Committee appointed by, and which serves at the discretion of, the Board.  The Committee shall consist of at least 2 individuals, each of whom qualifies as (i) a Non-Employee Director, and (ii) an “outside director” under Code Section 162(m) and the regulations issued thereunder.  The members of the Committee shall meet such additional criteria as may be necessary or desirable to comply with regulatory or stock exchange rules or exemptions.  The Company will pay all reasonable expenses of the Committee.

4.2           AUTHORITY OF COMMITTEE.  Subject to any specific designation in the Plan, the Committee has the exclusive power, authority and discretion to:

(a)           Designate Participants to receive Awards;

(b)           Determine the type or types of Awards to be granted to each Participant;

(c)           Determine the number of Awards to be granted and the number of shares of Stock to which an Award will relate;

(d)           Determine the terms and conditions of any Award granted under the Plan including but not limited to, the exercise price, grant price, or purchase price, any restrictions or limitations on the Award, any schedule for lapse of forfeiture restrictions or restrictions on the exercisability of an Award, and accelerations or waivers thereof, based in each case on such considerations as the Committee in its sole discretion determines, provided that (i) an Award of Performance Shares must be subject to a minimum vesting requirement of at least one (1) year; (ii) a Stock Award that is not an Award of Performance Shares must be subject to a time-based vesting requirement that vests the Award no earlier than over a period of three (3) years; and (iii) exceptions to the conditions set forth in clauses (i) and (ii) may be made for death, disability, retirement, or Change of Control;

(e)           Amend, modify, or terminate any outstanding Award, with the Participant’s consent unless the Committee has the authority to amend, modify, or terminate an Award without the Participant’s consent under any other provision of the Plan;

(f)           Determine whether, to what extent, and under what circumstances an Award may be settled in, or the exercise price of an Award may be paid in, cash, Stock, other Awards, or other property, or an Award may be canceled, forfeited, or surrendered;

(g)           Prescribe the form of each Award Agreement, which need not be identical for each Participant;

(h)           Decide all other matters that must be determined in connection with an Award;

(i)           Establish, adopt, revise, amend or rescind any guidelines, rules and regulations as it may deem necessary or advisable to administer the Plan;

(j)           Interpret the terms of, and rule on any matter arising under, the Plan or any Award Agreement;

(k)           Make all other decisions and determinations that may be required under the Plan or as the Committee deems necessary or advisable to administer the Plan, including but not limited to, the determination of whether and to what extent any Performance Goals have been achieved; and

(l)            Retain counsel, accountants and other consultants to aid in exercising its powers and carrying out its duties under the Plan.

4.3           DECISIONS BINDING.  The Committee’s interpretation of the Plan, any Awards granted under the Plan, any Award Agreement and all decisions and determinations by the Committee with respect to the Plan shall be final, binding, and conclusive on all parties and any other persons claiming an interest in any Award or under the Plan.

ARTICLE 5
SHARES SUBJECT TO THE PLAN

5.1           NUMBER OF SHARES.  Subject to adjustment provided in Section 13.1, the aggregate number of shares of Stock reserved and available for grant under the Plan shall be six hundred and fifty thousand (650,000).

5.2           LAPSED AWARDS.  To the extent that an Award terminates, is cancelled, expires, lapses or is forfeited for any reason, including, but not limited to, the failure to achieve any Performance Goals, any shares of Stock subject to the Award will again be available for the grant of an Award under the Plan.

5.3           STOCK DISTRIBUTED.  Any Stock distributed pursuant to an Award may consist, in whole or in part, of authorized and unissued Stock, treasury Stock or Stock purchased on the open market.

5.4           LIMITATION ON NUMBER OF SHARES SUBJECT TO AWARDS.  Notwithstanding any provision in the Plan to the contrary, and subject to the adjustment in Section 13.1, the maximum number of shares of Stock with respect to Awards that may be granted to any one Participant during the Company’s fiscal year shall be one hundred thousand (100,000).

ARTICLE 6
ELIGIBILITY AND PARTICIPATION

6.1           ELIGIBILITY.  Persons eligible to participate in this Plan include all members of the Board, employees, officers, and executives of, and consultants and advisors to, the Company, as determined by the Committee.

6.2           ACTUAL PARTICIPATION.  Subject to the provisions of the Plan, the Committee may, from time to time, select from among all eligible individuals, those to whom Awards shall be granted and shall determine the nature and amount of each Award.  No individual shall have any right to be granted an Award under this Plan.

ARTICLE 7
STOCK OPTIONS

7.1           GENERAL.  The Committee is authorized to grant Options to Participants on the following terms and conditions:

(a)           EXERCISE PRICE.  The exercise price per share of Stock under an Option shall be determined by the Committee and set forth in the Award Agreement.  In no event, however, shall the exercise price for any Option be less than the Fair Market Value of the underlying shares of Stock as of the date of grant.

(b)           EXERCISE.  In no event, may any Option be exercisable for more than ten years from the date of its grant.

(c)           TIME AND CONDITIONS OF EXERCISE.  The Committee shall determine the time or times at which an Option may be exercised in whole or in part.  The Committee shall also determine the performance or other conditions, if any, that must be satisfied before all or part of an Option may be exercised.  Unless otherwise provided in an Award Agreement, an Option will lapse immediately if a Participant’s employment or services are terminated for Cause.

(d)           PAYMENT.  The Committee shall determine the methods by which the exercise price of an Option may be paid, the form of payment, including, without limitation, cash, shares of Stock (through actual tender or by attestation), or other property (including broker-assisted “cashless exercise” arrangements), and the methods by which shares of Stock shall be delivered or deemed to be delivered to Participants.

(e)           EVIDENCE OF GRANT.  All Options shall be evidenced by an Award Agreement.  The Award Agreement shall include such additional provisions as may be specified by the Committee.

7.2           INCENTIVE STOCK OPTIONS.  Incentive Stock Options shall be granted only to employees and the terms of any Incentive Stock Options granted under the Plan must comply with the following additional rules:

(a)           LAPSE OF OPTION.  An Incentive Stock Option shall lapse under the following circumstances.

               (i)           The Incentive Stock Option shall lapse upon termination of employment for Cause or for any other reason, other than the Participant’s death or Disability, unless otherwise provided in the Award Agreement.

                (ii)         If the Participant terminates employment on account of Disability or death before the Option lapses, the Incentive Stock Option shall lapse, unless it was previously exercised, on the earlier of (1) the date on which the Option would have lapsed had the Participant not become Disabled or lived and had his employment status (i.e., whether the Participant was employed by the Company on the date of his Disability or death or had previously terminated employment) remained unchanged; or (2) 12 months after the date of the Participant’s termination of employment on account of Disability or death.

(b)           INDIVIDUAL DOLLAR LIMITATION.  The aggregate Fair Market Value (determined as of the time an Award is made) of all shares of Stock with respect to which Incentive Stock Options are first exercisable by a Participant in any calendar year may not exceed $100,000.00 or such other limitation as imposed by Section 422(d) of the Code, or any successor provision.  To the extent that Incentive Stock Options are first exercisable by a Participant in excess of such limitation, the excess shall be considered Non-Qualified Stock Options.

(c)           TEN PERCENT OWNERS.  An Incentive Stock Option shall be granted to any individual who, at the date of grant, owns stock possessing more than ten percent of the total combined voting power of all classes of Stock of the Company only if such Option is granted at a price that is not less than 110% of Fair Market Value on the date of grant and the Option is exercisable for no more than five years from the date of grant.

(d)           RIGHT TO EXERCISE.  During a Participant’s lifetime, an Incentive Stock Option may be exercised only by the Participant.

ARTICLE 8
STOCK APPRECIATION RIGHTS

8.1           GRANT OF SARS.  The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(a)           RIGHT TO PAYMENT.  Upon the exercise of a Stock Appreciation Right, the Participant to whom it is granted has the right to receive the excess, if any, of:

                (i)           The Fair Market Value of a share of Stock on the date of exercise; over

                (ii)          The grant price of the Stock Appreciation Right as determined by the Committee, which shall not be less than the Fair Market Value of a share of Stock on the date of grant.

(b)           EXERCISE.  In no event, may any Stock Appreciation Right be exercisable for more than ten years from the date of its grant.

(c)           OTHER TERMS.  All such Awards shall be evidenced by an Award Agreement.  The terms, methods of exercise, methods of settlement, form of consideration payable in settlement, and any other terms and conditions of any Stock Appreciation Right shall be determined by the Committee at the time of the grant of the Award and shall be reflected in the Award Agreement.

ARTICLE 9
PERFORMANCE SHARES

9.1           GRANT OF PERFORMANCE SHARES.  The Committee is authorized to grant Performance Shares to Participants on such terms and conditions as may be selected by the Committee, subject to the applicable conditions set forth in Section 4.2(d) above.  The Committee shall have the complete discretion to determine the number of Performance Shares granted to each Participant.  All such Awards shall be evidenced by an Award Agreement.

9.2           RIGHT TO PAYMENT.  A grant of Performance Shares gives the Participant rights, valued as determined by the Committee, and payable to, or exercisable by, the Participant to whom the Performance Shares are granted, in whole or in part, as the Committee shall establish at grant or thereafter.  Subject to the terms of the Plan, the Committee shall set performance goals and other terms or conditions to payment of the Performance Shares in its discretion which, depending on the extent to which they are met, will determine the number and value of Performance Shares that will be paid to the Participant.

9.3           OTHER TERMS.  Performance Shares may be payable in cash, Stock, or other property, and have such other terms and conditions as determined by the Committee and reflected in the Award Agreement.  Any transfer of shares of Stock in payment of Performance Share Awards which are thereafter subject to risks of forfeiture or other restrictions shall be subject to conditions comparable to those set forth in Sections 10.2, 10.3 and 10.4 below.

ARTICLE 10
STOCK AWARDS

10.1           GRANT OF STOCK.  The Committee is authorized to grant Unrestricted Stock Awards and Restricted Stock Awards to Participants in such amounts and subject to such terms and conditions as determined by the Committee, subject to the applicable conditions set forth in Section 4.2(d) above.  All such Awards shall be evidenced by an Award Agreement.

10.2           ISSUANCE AND RESTRICTIONS.  An Unrestricted Stock Award may provide for a deferred transfer of shares of Stock subject to conditions prescribed by the Committee; provided, however, any deferred transfer of shares of Stock shall satisfy the requirements of Section 409A of the Code and the regulations and other guidance issued by the Secretary of the Treasury thereunder.  Restricted Stock Awards shall be subject to such restrictions on transferability and other restrictions as the Committee may impose (including, without limitation, limitations on the right to vote the Stock subject thereto or the right to receive dividends on the Stock).  These restrictions may lapse separately or in combination at such times, under such circumstances, in such installments, or otherwise, as the Committee determines at the time of the grant of the Award or thereafter.

10.3           FORFEITURE.  Except as otherwise determined by the Committee at the time of the grant of the Award or thereafter, upon termination of employment during the applicable restriction period, Stock subject to a Restricted Stock Award that is at that time subject to restrictions shall be forfeited, provided, however, that, subject to Section 4.2(d) above, the Committee may provide in any Restricted Stock Award that restrictions or forfeiture conditions relating to the Stock will be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to the Stock.

10.4           CERTIFICATES FOR RESTRICTED STOCK.  Restricted Stock Awards granted under the Plan may be evidenced in such manner as the Committee shall determine.  If certificates representing shares of Stock subject to Restricted Stock Awards are registered in the name of the Participant, certificates must bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares, and the Company may, at its discretion, retain physical possession of the certificate until such time as all applicable restrictions lapse.

ARTICLE 11
PERFORMANCE-BASED AWARDS

11.1           PURPOSE.  The purpose of this Article 11 is to provide the Committee the ability to qualify the Performance Share Awards under Article 9 and the Stock Awards under Article 10 as “performance-based compensation” under Section 162(m) of the Code.  If the Committee, in its discretion, decides to grant a Performance-Based Award to a Covered Employee, the provisions of this Article 11 shall control over any contrary provision contained in Articles 9 or 10.

11.2           APPLICABILITY.  This Article 11 shall apply only to those Covered Employees selected by the Committee to receive Performance-Based Awards.  The Committee may, in its discretion, grant Stock Awards or Performance Share Awards to Covered Employees that do not satisfy the requirements of this Article 11.  The designation of a Covered Employee as a Participant for a Performance Period shall not in any manner entitle the Participant to receive an Award for the period.  Moreover, designation of a Covered Employee as a Participant for a particular Performance Period shall not require designation of such Covered Employee as a Participant in any subsequent Performance Period and designation of one Covered Employee as a Participant shall not require designation of any other Covered Employees as a Participant in such period or in any other period.

11.3           DISCRETION OF COMMITTEE WITH RESPECT TO PERFORMANCE AWARDS.  With regard to a particular Performance Period, the Committee shall have full discretion to select the length of such Performance Period, the type of Performance-Based Awards to be issued, the kind and/or level of the Performance Goals, and whether the Performance Goals are to apply to the Company or any division or business unit thereof.  The Committee shall establish the Performance Goals in writing either before the beginning of the Performance Period or during a period ending no later than the earlier of (a) ninety (90) days after the beginning of the Performance Period, or (b) the date on which twenty-five percent (25%) of the Performance Period has been completed, or such other date as may be required or permitted by applicable regulations under Code Section 162(m), provided that achievement of the Performance Goals must be substantially uncertain at the time they are established.  The Performance Goals must be objective in nature, such that a third party with knowledge of the relevant facts could determine whether and to what extent the Performance Goals have been met.  The Performance Goals must state the method for computing the amount of compensation payable to each affected Participant if the Performance Goals are attained.

11.4           COMMITTEE CERTIFICATION.  The Committee shall certify in writing prior to the payment of any Performance-Based Awards that the applicable Performance Goals and any other material terms were in fact satisfied.  For this purpose, approved minutes of the Committee meeting in which the certification is made are treated as written certification.

11.5           PAYMENT OF PERFORMANCE AWARDS.  Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company on the last day of the Performance Period to be eligible for a Performance Award for such Performance Period.  Furthermore, a Participant shall be eligible to receive payment under a Performance-Based Award for a Performance Period only if the Performance Goals for such period are achieved.  In determining the actual size of an individual Performance-Based Award, the Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated Performance Goals, but the Committee may reduce or eliminate the amount of the Performance-Based Award earned for the Performance Period, if in its sole and absolute discretion, such reduction or elimination is appropriate, provided that the exercise of such discretion with respect to one Participant may not result in an increase in the amount payable to another Participant.

ARTICLE 12
PROVISIONS APPLICABLE TO AWARDS

12.1           STAND-ALONE AND TANDEM AWARDS.  Awards granted under the Plan may, in the discretion of the Committee, be granted either alone, in addition to, or in tandem with, any other Award granted under the Plan. Awards granted in addition to or in tandem with other Awards may be granted either at the same time as or at a different time from the grant of such other Awards.

12.2           EXCHANGE PROVISIONS.  Except as provided in the anti-dilution adjustment provisions of Article 13, neither the Committee nor the Board shall, without the prior approval of the Company’s shareholders, cause the cancellation, substitution or amendment of an Award that would have the effect of reducing the exercise price for the shares of Stock underlying such Award, or cancel outstanding Awards with an exercise price greater than the then Fair Market Value of the Stock underlying such Awards in exchange for cash, other Awards or other consideration, or otherwise approve any modification to such Award that would be treated as a “repricing” under the then applicable rules, regulations or listing requirements adopted by NASDAQ (or any national securities exchange or stock market on which the Stock is then listed).

12.3           TERM OF AWARD.  Subject to specific limitations set forth in the Plan for Options and Stock Appreciation Rights, the term of each Award shall be for the period as determined by the Committee.

12.4           FORM OF PAYMENT FOR AWARDS.  Subject to the terms of the Plan and any applicable law or Award, payments or transfers to be made by the Company on the grant or exercise of an Award may be made in such forms as the Committee determines at or after the time of grant, including without limitation, cash, promissory note, Stock, other Awards, or other property, or any combination, and may be made in a single payment or transfer, in installments, or on a deferred basis, in each case determined in accordance with rules adopted by, and at the discretion of, the Committee.  Any payment on a deferred basis shall be made in accordance with the requirements of Section 409A of the Code and the regulations and other guidance issued by the Secretary of Treasury thereunder.

12.5           LIMITS ON TRANSFER.  No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company.  No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution, except that the Committee, in its discretion, may permit a Participant to make a gratuitous transfer of an Award that is not an Incentive Stock Option to his or her spouse, lineal descendants, lineal ascendants, or a duly established trust for the benefit of one or more of these individuals.

12.6           BENEFICIARIES.  Notwithstanding Section 12.5, a Participant may, in the manner determined by the Committee, designate a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant’s death.  A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any Award applicable to the Participant, except to the extent the Plan and Award otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Committee.  If no beneficiary has been designated or survives the Participant, payment shall be made to the person entitled thereto under the Participant’s will or the laws of descent and distribution.  Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Committee.

12.7           STOCK CERTIFICATES.  Notwithstanding anything herein to the contrary, the Company shall not be required to issue or deliver any certificates evidencing shares of Stock pursuant to the exercise of any Awards, unless and until the Board has determined, with advice of counsel, that the issuance and delivery of such certificates is in compliance with all applicable laws, regulations of governmental authorities and, if applicable, the requirements of any exchange on which the shares of Stock are listed or traded.  All Stock certificates delivered under the Plan are subject to any stop-transfer orders and other restrictions as the Committee deems necessary or advisable to comply with Federal, state, or foreign jurisdiction, securities or other laws, rules and regulations and the rules of any national securities exchange or automated quotation system on which the Stock is listed, quoted, or traded.  The Committee may place legends on any Stock certificate to reference restrictions applicable to the Stock.  In addition to the terms and conditions provided herein, the Board may require that a Participant make such reasonable covenants, agreements, and representations as the Board, in its discretion, deems advisable in order to comply with any such laws, regulations, or requirements.

12.8           ACCELERATION UPON A CHANGE OF CONTROL.  If a Change of Control occurs, or in anticipation of a Change of Control but subject to the consummation thereof, the Board, in its discretion, may cause any or all outstanding Options, Stock Appreciation Rights and other Awards to become fully exercisable and all restrictions on outstanding Awards to lapse.  To the extent that such action causes Incentive Stock Options to exceed the dollar limitation set forth in Section 7.2(d), the excess Options shall be deemed to be Non-Qualified Stock Options.  Upon, or in anticipation of, a Change in Control, the Board may cause every Award outstanding hereunder to terminate at a specific time in the future and shall give each Participant the right to exercise Awards during a period of time as the Board, in its sole and absolute discretion, shall determine.

12.9           DEFERRAL ELECTIONS.  The Committee, in its discretion, may permit a Participant to elect to defer his or her receipt of the payment of cash or the delivery of shares of Stock that would otherwise be due to such Participant pursuant to an Award and may permit a Participant who is a member of the Board to elect to receive a deferred Unrestricted Stock Award in lieu of current cash compensation for his or her services as a director.  If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including (i) crediting of reasonable interest on deferred amounts which will be settled in cash, (ii) crediting of deferred amounts which will be settled by the transfer of shares of Stock in units representing an equivalent number of shares plus shares resulting from the deemed reinvestment of dividends paid on such shares in additional shares, and (iii) the timing of distributions of deferred amounts.  Any deferral election that is made pursuant to this Section shall be subject to the following rules:

(a)      DISTRIBUTIONS.  Notwithstanding anything in the Plan to the contrary, amounts deferred under the Plan may not be distributed earlier than:

(i)          the Participant’s separation from service, as determined under regulations or other guidance issued by the Secretary of Treasury under Section 409A of the Code (except as provided in Section 12.9(b) of the Plan);

(ii)         the date of the Participant’s Disability;

(iii)        the Participant’s death;

(iv)        a specified time (or pursuant to a fixed schedule) specified under the Plan at the date of the Participant’s deferral of such compensation,

(v)         to the extent provided under regulations or other guidance issued by the Secretary of Treasury under Section 409A of the Code, a change in ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company; or

(vi)        the occurrence of an unforeseeable emergency.

(b)      SPECIAL DISTRIBUTION RULES.

(i)         Specified Employees. For purposes of Section 12.9, in the case of any specified employee, a distribution on account of separation from service may not be made before the date which is six months after the date of the Participant’s separation from service (or, if earlier the date of death of the Participant).  For purposes of the preceding sentence, a “specified employee” is a key employee (as defined in Section 416(i) of the Code without regard to paragraph (5) thereof) of a corporation any stock in which is publicly traded on an established securities market or otherwise.

(ii)         Unforeseeable Emergency.  For purposes, of Section 12.9, the term “unforeseeable emergency” shall mean a severe financial hardship to the Participant resulting from an illness or accident of the Participant, the Participant’s spouse, or a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant.  A distribution may only be made in the case of an unforeseeable emergency if, as determined under regulations or other guidance issued by the Secretary of Treasury under Section 409A of the Code, the amounts distributed with respect to an emergency do not exceed the amounts necessary to satisfy such emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution, after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship).

(c)      ACCELERATION OF BENEFITS.  Notwithstanding anything in the Plan to the contrary, in no event shall an acceleration of the time or schedule of any payment of benefits to the Participant be made under this Section 12.9, except as provided in regulations or other guidance issued by the Secretary of Treasury under Section 409A of the Code.

(d)      ELECTIONS.

(i)         Initial Deferral Elections.

(A)           In General.  Compensation for services performed during a taxable year may be deferred at the Participant’s election only if the election to defer such compensation is made not later than the close of the preceding taxable year or at such other time as provided in regulations prescribed by the Secretary of Treasury.

(B)            First Year of Eligibility.  In the case of the first year in which a Participant becomes eligible to participate in the Plan, such deferral election may be made with respect to services to be performed subsequent to the election within 30 days after the date the Participant becomes eligible to participate in the Plan.

(C)            Performance-Based Compensation.  In the case of any performance-based compensation based on services performed over a period of at least 12 months, any such deferral election may be made not later than six months before the end of the service period.

(ii)        Changes in Time and Form of Distribution.  In no event may a Participant make a subsequent election to delay a payment or a change in the form of payment of benefits under the Plan unless:

(A)           any such subsequent election does not take effect until at least 12 months after the date in which the election is made;

(B)            in the case of a subsequent election related to a payment that is not made because of disability, death or the occurrence of an unforeseeable emergency, the first payment with respect to which such election is made shall be deferred for a period of not less than five years from the date such payment would have otherwise been made; and

(C)           any subsequent election related to a payment to be made at a specified time (or pursuant to a fixed schedule) may not be made less than 12 months prior to the date of the first scheduled payment under such election.

12.10           REPAYMENT OF AWARDS.  In the event of a restatement of the Company’s financial statements to correct one or more material errors or inaccuracies, the Committee may, to the extent permitted by applicable law, cancel or cause to be cancelled any Award to a Participant, or recover or cause to be recovered any or all cash or Stock paid in settlement of an Award or the proceeds resulting from the sale or other disposition of Stock received in settlement of an Award, if such Award was made, based upon or affected by such restated financial report and would not have been made but for the material errors or inaccuracies in such financial statements.  The foregoing is in addition to and separate from any other relief available to the Company, whether by law, by contract or otherwise, or any other actions as may be taken by the Committee in its sole discretion.  Any determination by the Committee with respect to the foregoing shall be final, conclusive and binding on all interested parties.

ARTICLE 13
CHANGES IN CAPITAL STRUCTURE

13.1           GENERAL.

(a)           SHARES AVAILABLE FOR GRANT.  In the event of any change in the number of shares of Stock outstanding by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum aggregate number of shares of Stock with respect to which the Committee may grant Awards shall be appropriately adjusted by the Committee.  In the event of any change in the number of shares of Stock outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares of Stock with respect to which Awards may be granted as the Committee may deem appropriate.

(b)           OUTSTANDING AWARDS – INCREASE OR DECREASE IN ISSUED SHARES WITHOUT CONSIDERATION.  Subject to any required action by the shareholders of the Company, in the event of any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares of Stock or the payment of a stock dividend (but only on the shares of Stock), or any other increase or decrease in the number of such shares effected without receipt or payment of consideration by the Company, the Committee shall proportionally adjust the number of shares of Stock subject to each outstanding Award and the exercise price per share of Stock of each such Award.

(c)           OUTSTANDING AWARDS – CERTAIN MERGERS.  Subject to any required action by the shareholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Stock receive securities of another corporation), each Award outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of shares of Stock subject to such Award would have received in such merger or consolidation.

(d)           OUTSTANDING AWARDS – CERTAIN OTHER TRANSACTIONS.  In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company's assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation and/or other property, including cash, the Committee shall, in its absolute discretion, have the power to:

(1)           cancel, effective immediately prior to the occurrence of such event, each Award outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the Participant to whom such Award was granted an amount in cash, for each share of Stock subject to such Award, respectively, equal to the excess of (A) the value, as determined by the Committee in its absolute discretion, of the property (including cash) received by the holder of a share of Stock as a result of such event over (B) the exercise price of such Award; or

(2)           provide for the exchange of each Award outstanding immediately prior to such event (whether or not then exercisable) for an option, a stock appreciation right, restricted stock award, performance share award or performance-based award with respect to, as appropriate, some or all of the property for which such Award is exchanged and, incident thereto, make an equitable adjustment as determined by the Committee in its absolute discretion in the exercise price or value of the option, stock appreciate right, restricted stock award, performance share award or performance-based award or the number of shares or amount of property subject to the option, stock appreciation right, restricted stock award, performance share award or performance-based award or, if appropriate, provide for a cash payment to the Participant to whom such Award was granted in partial consideration for the exchange of the Award, or any combination thereof.

(e)           OUTSTANDING AWARDS – OTHER CHANGES.  In the event of any other change in the capitalization of the Company or corporate change other than those specifically referred to in Article 13, the Committee may, in its absolute discretion, make such adjustments in the number and class of shares subject to Awards outstanding on the date on which such change occurs and in the per share exercise price of each Award as the Committee may consider appropriate to prevent dilution or enlargement of rights.

(f)           NO OTHER RIGHTS.  Except as expressly provided in the Plan, no Participant shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger, or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Stock subject to an Award or the exercise price of any Award.

ARTICLE 14
AMENDMENT, MODIFICATION, AND TERMINATION

14.1           AMENDMENT, MODIFICATION, AND TERMINATION.  At any time and from time to time, the Board may terminate, amend or modify the Plan; provided, however, that no amendment shall be made to modify the requirements for eligibility for participation in the Plan, to increase the number of shares which may be subject to Awards under the Plan, to materially increase the benefits accruing to Participants under the Plan, or to continue the Plan beyond the time set forth in Section 2.2, without the approval of the Company’s shareholders; and further provided that no other amendment shall be made without shareholder approval to the extent necessary or desirable to comply with any applicable law, regulations or stock exchange rule.

14.2           REAPPROVAL OF PLAN.  The Plan must be reapproved by the shareholders of the Company no later than the first shareholders’ meeting that occurs in the fifth (5th) year following the year in which the shareholders approved the Plan as hereby amended and restated in order for any Performance-Based Awards to be granted at any time following such meeting.

14.3           AWARDS PREVIOUSLY GRANTED.  Except as otherwise provided in the Plan, including without limitation, the provisions of Article 13, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant.

ARTICLE 15
GENERAL PROVISIONS

15.1           NO RIGHTS TO AWARDS.  No Participant, employee, or other person shall have any claim to be granted any Award under the Plan, and neither the Company nor the Committee is obligated to treat Participants, employees, and other persons uniformly.

15.2           NO STOCKHOLDERS RIGHTS.  No Award gives the Participant any of the rights of a stockholder of the Company unless and until shares of Stock are in fact issued to such person in connection with such Award.

15.3           WITHHOLDING.  The Company shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Participant’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of this Plan.  A Participant may elect to have the Company withhold from those shares of Stock that would otherwise be received upon the exercise of any Option or a Stock Appreciation Right or satisfaction or vesting of any other Award, a number of shares having a Fair Market Value equal to the minimum statutory amount necessary to satisfy the Company’s applicable federal, state, local and foreign income and employment tax withholding obligations.

15.4           NO RIGHT TO EMPLOYMENT OR SERVICES.  Nothing in the Plan or any Award Agreement shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or services at any time, nor confer upon any Participant any right to continue in the employ of the Company.

15.5           INDEMNIFICATION.  To the extent allowable under applicable law, each member of the Committee or of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her provided he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.  The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

15.6           FRACTIONAL SHARES.  No fractional shares of stock shall be issued and the Committee shall determine, in its discretion, whether cash shall be given in lieu of fractional shares or whether such fractional shares shall be eliminated by rounding up or down as appropriate.

15.7           GOVERNMENT AND OTHER REGULATIONS.  The obligation of the Company to make payment of awards in Stock or otherwise shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required.  The Company shall be under no obligation to register under the Securities Act of 1933, as amended, any of the shares of Stock paid under the Plan.  If the shares paid under the Plan may in certain circumstances be exempt from registration under the Securities Act of 1933, as amended, the Company may restrict the transfer of such shares in such manner as it deems advisable to ensure the availability of any such exemption.

15.8           GOVERNING LAW.  The Plan and the terms of all Awards shall be construed in accordance with and governed by the laws of the Commonwealth of Pennsylvania.